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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 2, 2007

                       FIRST AMERICAN CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)

             Kansas                     0-25679                48-1187574
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

    1303 S. W. First America Place Topeka , Kansas               66044
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (785) 267-7077


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01    REGULATION FD DISCLOSURE

The information in this Item 7.01, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the 1933 Act or the Exchange Act regardless of any general incorporation language in such filing.

On April 9, 2007, the Company issued a press release entitled "First American Capital Corporation Announces Final Results of Issuer Tender Offer." A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The press release contains forward-looking statements. All forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. The following factors, among others, could cause actual results to differ from these indicated in the forward-looking statements: uncertainties that the Company will complete the tender offer and, if completed, the timing of such completion, how many shares will be accepted for purchase and at what cost; uncertainties as to whether conditions to which the tender offer is subject will be realized; uncertainties as to the effects of the tender offer on the market value and trading of the Company's stock and on the Company's cash flows; uncertainties as to the use by the Company of any shares repurchased; the uncertainty that the Company will achieve its short-term and long-term profitability and growth goals; uncertainties associated with market acceptance of and demand for the Company's products and services; the impact of competitive products and pricing, the dependence on third-party suppliers and their pricing; its ability to meet product demand; the availability of funding sources; the exposure to market risks; uncertainties associated with the development of technology; changes in the law and in economic, political and regulatory environments; changes in management; the dependence on intellectual property rights; the effectiveness of internal controls; and risks and factors described from time to time in reports and registration statements filed by First American Capital Corporation with the Securities and Exchange Commission. A more complete description of the Company's business is provided in First American Capital Corporation's most recent annual, quarterly and current reports, which are available from the Company without charge or at http://www.sec.gov.

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ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)   EXHIBITS

Exhibit 99.1 Press Release dated April 9, 2007 entitled "First American Capital Corporation Announces Final Results of Issuer Tender Offer."

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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 04/09/07

                                              FIRST AMERICAN CAPITAL CORPORATION


                                              /s/ Robert D. Orr
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                                              Robert D. Orr
                                              Chairman of the Board, President
                                              and Chief Executive Officer